UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2023

QuantumScape Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39345	85-0796578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 Technology Drive
San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 452-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) was held on June 7, 2023. Present at the Annual Meeting in person or by proxy were holders of 249,505,956 shares of the Company’s Class A common stock and 66,442,680 shares of the Company’s Class B common stock, collectively representing 913,932,756 votes and 85.15% of the voting power of the shares of the Company’s common stock as of April 13, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.

At the Annual Meeting, the Company’s stockholders: (1) elected the Company’s nominees for directors; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) approved, on a non-binding advisory basis, the compensation of the named executive officers.

Proposal 1 – Election of eleven directors to serve until the 2024 Annual Meeting of Stockholders:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jagdeep Singh	816,553,516	8,312,249	89,066,991
Frank Blome	816,560,724	8,305,041	89,066,991
Brad Buss	814,998,318	9,867,447	89,066,991
Jeneanne Hanley	822,788,610	2,077,155	89,066,991
Susan Huppertz	823,062,791	1,802,974	89,066,991
Prof. Dr. Jürgen Leohold	804,215,239	20,650,526	89,066,991
Dr. Gena Lovett	801,186,842	23,678,923	89,066,991
Prof. Dr. Fritz Prinz	815,863,883	9,001,882	89,066,991
Dipender Saluja	802,720,370	22,145,395	89,066,991
JB Straubel	815,991,444	8,874,321	89,066,991
Jens Wiese	804,361,511	20,504,254	89,066,991

Proposal 2 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions
910,768,549	2,308,758	855,449

Proposal 3 – Approval, on a non-binding advisory basis, of the compensation of the named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
802,446,451	20,402,782	2,016,532	89,066,991

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuantumScape Corporation

Date:	June 12, 2023	By:	/s/ Michael McCarthy
Name: Michael McCarthy Title: Chief Legal Officer and Head of Corporate Development